Exhibit 10.21

HOMELAND INTEGRATED SECURITY SYSTEMS, INC.
STOCK OPTION  GRANT

This certifies that for value received, A TO Z CONSULTING, INC. hereinafter called the “Optionee", has been granted the option (the "Option") to purchase 20,000,000 common shares of Common Stock of Homeland Integrated Security Systems, Inc. (the "Company"), at an exercise price of $0.10 per share (the "Exercise Price"), which represents the fair market value of the Common Stock on the date of grant. This Option will expire the earlier of: (a) Noon Eastern Standard Time on October 26, 2015; or (2) the death of the Optionee. This Option may be exercised in part or in whole at any time or from time to time. This Option is non-transferable during the life of the Optionee for any reason. Any purported transfer by the Optionee will render this Option null and void.

The Optionee may exercise this Option by delivering to the Company in writing this Option Agreement with the attached notice of exercise fully completed, indicating the number of shares of Common Stock to be exercised accompanied by a payment by certified check, cash or other form of payment acceptable to the Company of the aggregate Exercise Price for the shares purchased. If less than all the shares subject to this Option are exercised, the Company will issue to the Optionee a replacement Option containing identical terms and conditions to this Option for the number of shares remaining to be exercised. All shares issued under this Option will be "unrestricted common stock" promulgated by the Securities and Exchange Commission as registered in the Company’s Form SB-2 filed in 2005.

If at any time after the date of grant of this Option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind of class of shares or other securities or property, then the number of shares covered by this Option and the Exercise Price of each such share shall be proportionately adjusted for any such change by the Board of Directors whose determination shall be conclusive. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this option adjusted accordingly.

WITNESS the signature of the duly authorized officers of the Company.

Homeland Integrated Security Systems, Inc.

Date of Original Issuance: __________   By: ______________________
         Frank A. Moody, II, CEO

EXHIBIT "A"

EXERCISE FORM

(To be Executed If Optionee Desires to Exercise the Options)

TO: Homeland Integrated Security Systems, Inc.

The undersigned, being the Optionee of certain options ("Options") to purchase shares of common stock of Homeland Integrated Security Systems, Inc., (the "Company" and the "Shares"), under the conditions thereof, hereby exercises Options to purchase __________________ Shares evidenced by the within Option Agreement, and herewith makes payment of the exercise price in full in cash or immediately available funds. Kindly issue all Shares to the undersigned and deliver them to the undersigned at the address stated below. If such number of Shares shall not be all of the Shares purchasable under the within Option Agreement, please issue a new Option Agreement of like tenor for the balance of the remaining Shares purchasable hereunder to be delivered to the undersigned at the address stated below.

By signing below, the Undersigned acknowledges that he has received such financial and other information to his satisfaction regarding the Company as he requires making an informed investment decision. The Undersigned has had the opportunity to ask questions and receive answers from the Company regarding the Shares and the Company. The Undersigned further acknowledges that he is aware that the Shares issued pursuant to this exercise are restricted from transfer.

Name _____________________________________
(Please Print)

Address ___________________________________

Signature __________________________________

Dated _____________________